Other Current Assets	12 Months Ended
Dec. 31, 2023
Other Current Assets [Abstract]
Other Current Assets	Other current assets
The composition of other current assets as of 31 December 2023 and 2022 is as follows:

	2023	2022
Value-added tax	8,801	6,468
Prepaid expenses	22,035	20,601
Proceeds receivable from Convertible Bonds (see Note 21)	—	3,520
Derivative asset	—	851
Other short-term receivables	1,035	1,509
	31,871	32,949
During the year, the Group terminated the co-development agreement with Biosana for AVT23 and derecognized $15.0 million of other intangible assets and $3.5 million of prepaid development costs. A receivable of $18.5 million was recognized under other current assets which was fully reserved due to the uncertainty that it would be collected.